BABSON
ENTERPRISE
FUND

Annual Report
November 30, 1996

JONES & BABSON
MUTUAL FUNDS


MESSAGE
TO OUR SHAREHOLDERS

As investors well know, the upsurge in the stock market continued through 1996. Babson Enterprise Fund finished its fiscal year with a total return (price change and reinvested distributions) of 20.2% for the 12 months ended November 30, 1996. This compares quite favorably to the 16.5% total return of the unmanaged Russell 2000 index of small capitalization stocks. The larger capitalization stocks making up the unmanaged Standard & Poor's 500 index gained 27.8% for the same period.

Similar to 1995, it clearly was a year when the large cap universe of stocks outperformed. Small capitalization stocks did turn in a superior performance from mid February through May; however, they were overshadowed by a narrowly defined group of larger cap stocks throughout much of the rest of the year. In the second half, investors sought the safety of well known, less economically sensitive companies as their views of the economy's future shifted back and forth between strength and weakness.

As will be discussed in more detail in the Portfolio Review that follows, the shortfall in the performance of small cap versus large cap stocks over the last two years, coupled with low risk approach, bodes well for the future performance of the small cap stocks in your portfolio.

A number of portfolio changes were made in the latest six month period. The Fund bought shares of the following companies:

  Brown & Sharpe Manufacturing - manufactures high tolerance measuring tools;

  CATS Software - supplies financial risk management software;

  FLIR Systems - builds night vision systems;

  Morrison Health Care - provides food and nutrition services to hospitals;

  Schuler Homes - develops affordable housing in Hawaii;

  Spartan Motors - makes chassis for RV's, busses and fire trucks;

  Trans Financial - a bank holding company with branches in Kentucky and Tennessee.

Three of our holdings were acquired by other companies in the second half of the Fund's fiscal year. Brenco was bought by Varian, SKI Limited was taken over by American Skiing Co. (formerly known as LBO Resort Enterprises); and Summit Family Restaurants was acquired by CKE Restaurants. Positions liquidated during this period were the following: ADAC Laboratories, Aviall, Devon Energy, Gander Mountain, Interface, Oregon Metallurgical, Stevens Graphics, Technitrol, and Tennant.

On December 27, 1996, the Fund made a distribution to shareholders of $2.66. There were no short-term capital gains or ordinary income dividends as in other years. For corporate shareholders, 60.66% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund. We welcome your comments and questions.

Sincerely,


/s/Larry D. Armel
Larry D. Armel
President


PORTFOLIO REVIEW

Babson Enterprise Fund is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

This past year's stock market performance surprised most observers. After 1995's 37.4% advance in the Standard & Poor's 500, few investors expected another big year in 1996. Yet the S&P finished the calendar year up 23.0%, which resulted in a two-year gain that has rarely been seen. One has to go back 20 years for the last similar gain, and since 1925 there have only been three other two-year periods in the history of the S&P that have surpassed 1995-1996.

        Two-Year                S&P 500
        Period                  Total Return

        1995-1996               69.1%
        1975-1976               69.9%
        1954-1955               100.8%
        1935-1936               97.8%
        1927-1928               97.5%

Source: Ibbotson Associates

Small capitalization stocks, while exhibiting well above average performance in the last two years, lagged the gains for large capitalization stocks. For example, the Russell 2000, which is the most widely used index of small cap stocks, was up 49.6% during the two-year period.

All of the shortfall in 1996 - the Russell 2000 was up 16.5% versus a gain of 23.0% for the S&P - occurred in the second half of the year as concerns about the direction of economic growth increased. In the first half, economic growth was surprisingly strong, which historically has been good for small companies since they tend to be more economically sensitive. However, as we progressed toward the end of the year, economic growth began to look more vulnerable, and it now appears that the Christmas season was disappointing in terms of sales growth. In fact, there has been increased discussion about a potential recession in 1997.

Under these circumstances it is not at all unusual that investors focused on the larger, less economically sensitive stocks. Even within the Russell 2000 index of small company stocks, there was a marked shift away from economically cyclical sectors such as Consumer Discretionary, Autos and Transportation, to Energy, Financial Services, and Consumer Staples.

From our perspective the shortfall in small capitalization stock performance versus large capitalization stocks over the past two years puts these stocks in a relatively stronger position going forward. History has shown that the S&P has had a difficult time in the years immediately following such large two year gains.

                                Two-Year                Subsequent Two-
                                Performance             Year Performance

        1995-1996               69.1%                   ??
        1975-1976               69.9%                   -1.1%
        1954-1955               100.8%                  -4.9%
        1935-1936               97.8%                   -14.8%
        1927-1928               97.5%                   -31.2%

Source: Ibbotson Associates

That is not the case for small capitalization stocks. Although the Russell 2000 only goes back to 1979, Ibbotson Associates publishes data on small company stocks that goes back to 1925. Reviewing this data shows that there have been 27 two-year periods in which small company stocks have performed as well or better than the 1995-1996 period. In only seven of these instances, or approximately one-quarter of the time, has the subsequent two-year performance been negative.

However, these comparisons do illustrate the difficulty the market has had in sustaining exceptional performance without a correction. Investors must remember that the balance between reward and risk can shift. In recent years, taking high investment risks has been rewarded, but under present circumstances it would appear that a somewhat lower risk profile might be appropriate.

People define risk in a variety of ways. Academics tend to define it as volatility. One way we can assess risk is to measure the volatility of returns relative to the longer term average return of a specific portfolio ("standard deviation"), or one can compare the volatility of return of a portfolio to the volatility of a benchmarket portfolio (`beta").

To most of us, these risk measuring techniques are a little esoteric. Of more significance is the risk of actually losing money. The Investment Company Institute did a survey in 1996, and the preferred concept of risk was "the chance of losing some of an original investment." Fifty-seven percent of the respondents chose this definition, while only 15% favored "standard deviation" as a measure of risk, and only 13% selected "beta."

Morningstar, Inc., the publication that monitors mutual funds, uses this concept of losing money in calculating its risk rating. It measures both the frequency and the severity of loss, and then ranks each fund by its risk measure.

Enterprise Fund has always been managed with a careful eye to its risk profile. Small capitalization stocks are generally more risky than large cap stocks - however you define risk. Statistically, such stocks display higher risk, which makes sense because fundamentally their operations have higher risks. Small companies tend to have less product depth and breadth, making them more vulnerable to obsolescence or a competitive onslaught. They often sell to a narrow list of buyers so that their prosperity may depend on the fortunes of just one or two customers. They do not always have the financial resources that a large company does, and many of them have a lean management team, which can be good when things are going well but sometimes prove life threatening when things go badly. Finally, the stocks of these companies can be very illiquid, which makes buying and selling them more difficult, and can cause the stocks' prices to fluctuate considerably more than large company stocks.

Despite the higher risks in each individual situation, a portfolio can be structured to mitigate these risks. By doing so, the volatility of the entire portfolio can be minimized, and the incidence of loss can be very low.

In fact, according to Morningstar's most recent calculation published in its analysis (September 27, 1996), Enterprise Fund ".has been one of the least volatile small-company funds around." It also has a well below average standard deviation and beta.

We are pleased that we outperformed the Russell 2000 in fiscal 1996 even with the Fund's low risk profile. However, we believe that profile will become even more important as we go forward in a market that may not reward risk taking as much as it has recently.

David L. Babson & Co. Inc.

PORTFOLIO REVIEW

GRAPH -- Babson Enterprise Fund versus Russell 2000

Babson Enterprise Fund's average annual compounded total returns for one, five and ten year periods as of November 30, 1996, were 20.17%, 17.20% and 13.57%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1996


    S&P                                                                                       MARKET VALUE
    RANKING**  SHARES  COMPANY                                             COST               (NOTE 1-A)

COMMON STOCKS - 92.59%
BASIC MATERIALS - 8.75%
	A-	156,700	Brady (W.H.) Co. Cl. A
                                (Identification and labeling systems)      $  1,273,721       $  3,427,812
	B+	177,600	Furon Co.
                                (Polymer based products)                      2,421,082          3,618,600
	C	130,900	Intermet Corp.
                                (Auto and industrial iron castings)             832,131          1,750,788
	B	169,500	Material Sciences Corp.*
                                (Coatings and laminates)                      1,142,472          2,817,937
	C	288,050	Nord Resources Corp.*
                                (Rutile and kaolin production)                1,891,266          1,224,212
	NR	182,600	PENWEST Ltd.
                                (Specialty starch based products)             3,769,999          3,195,500
	B-	208,600	Tab Products Co.
                                (Color-coded filing systems)                  2,451,521          1,616,650
                                                                             13,782,192         17,651,499

CAPITAL GOODS - 23.86%
	B+	110,700	American Precision Industries Inc.
                                (Heat exchangers)                             1,129,024          2,020,275
        B        66,500 Apogee Enterprises, Inc.
                                (Commercial window systems)                     518,687          2,942,625
	C	152,426	Athey Products Corp.*
                                (Street sweepers)                             1,475,747            681,146
	NR	185,800	Atkinson (Guy F.) Co.*
                                (Construction)                                1,731,503          1,892,837
	NR	223,800	Bettis Corp.*
                                (Actuators)                                   1,075,589          1,776,413
	C	157,400	Brown & Sharpe Manufacturing Co. Cl. A*
                                (High tolerance measuring tools)              1,715,884          2,262,625
	NR	220,100	Congoleum Corp. New Cl. A*
                                (Vinyl flooring)                              2,310,888          2,806,275
	NR	212,700	Corrpro Companies, Inc.*
                                (Corrosion control services)               $  1,766,321       $  1,701,600
	NR	248,300	Farrell Corp. New
                                (Rubber and plastic processing equipment)     1,655,638            713,862
        NR       50,900 Flir Systems, Inc.*
                                (Night vision systems)                          678,901            693,513
        NR       85,400 Industrial Acoustics Company, Inc.
                                (Noise control products)                      1,303,450            864,675
	B+	215,700	Instron Corp.
                                (Materials testing instruments)               2,694,709          2,804,100
	C	133,600	K-Tron International, Inc.*
                                (Industrial feeders and blenders)             1,627,741          1,427,850
	B-	175,018	Kuhlman Corp.
                                (Electrical transformers)                     1,175,950          3,084,692
	B-	356,000	Lamson & Sessions Co.*
                                (Electrical equipment supplier)               2,737,114          2,670,000
	B-	162,400	Moog Inc. Cl. A*
                                (High performance control systems)            1,878,078          3,897,600
	B	201,200	Newcor, Inc.
                                (Automobile assembly systems)                 1,857,354          1,785,650
	B	138,700	Pacific Scientific Co.
                                (Aerospace and industrial products)             909,883          1,595,050
	NR	157,110	Raymond Corp.
                                (Narrow-aisle lift trucks)                    1,183,880          2,827,980
	NR	362,900	Schuler Homes, Inc.*
                                (Hawaii homebuilder)                          2,330,301          2,177,400
        B-       40,100 SPS Technologies, Inc.*
                                (Aerospace fasteners)                           841,208          2,516,275
	B+	180,200	Starrett (L.S.) Co. Cl. A
                                (Tools and precision instruments)             4,549,292          5,000,550
                                                                             37,147,142         48,142,993

CONSUMER CYCLICAL - 16.56%
	B+	213,100	American Recreation Centers, Inc.
                                (Bowling centers)                          $  1,381,532       $  1,078,819
	B-	113,000	Baldwin Piano & Organ Co.*
                                (Keyboard instruments)                        1,607,704          1,469,000
        NR       15,208 Dixie Yarns, Inc.*
                                (Yarns and industrial thread)                    72,018            100,753
        B+       73,100 Fab Industries, Inc.
                                (Textile fabrics)                             1,974,577          1,955,425
	B+	214,070	Falcon Products, Inc.
                                (Table pedestals)                             1,502,933          3,104,015
	NR	211,000	Forstmann & Company, Inc.*
                                (Woolen fabrics)                              2,290,108             69,229
	C	236,300	Gottschalks Inc.*
                                (Specialty-apparel stores)                    2,009,652          1,595,025
	B	194,200	Helen of Troy Ltd.*
                                (Hair care appliances)                        1,062,146          4,175,300
	B-	204,700	Jacobson Stores Inc.
                                (Upscale department store chain)              2,846,270          1,944,650
	NR	199,800	Jay Jacobs, Inc.*
                                (Specialty-apparel stores)                    1,196,765             99,900
	NR	220,863	Leslie's Poolmart*
                                (Specialty swimming pool stores)              2,600,169          2,898,827
	B+	227,300	Oneida Ltd.
                                (Stainless steel flatware)                    3,442,031          3,864,100
	B	371,300	Pentech International, Inc.*
                                (Writing instruments)                         1,150,869            266,853
	B	269,500	Shelby Williams Industries, Inc.
                                (Contract seating)                            2,842,937          3,469,813
	NR	236,200	Spartan Motors, Inc.*
                                (Chassis for RV's, buses and firetrucks)      1,780,104          1,476,250
	B	184,000	Swiss Army Brands, Inc.*
                                (Swiss Army knives)                           1,707,357          2,576,000
        B        29,400 Tranzonic Cos. Cl. A
                                (Industrial textiles)                           166,063            510,825
	NR	140,000	Walbro Corp.
                                (Auto fuel injection systems)                 1,899,815          2,765,000
                                                                             31,533,050         33,419,784

CONSUMER STAPLES - 9.54%
        B        52,900 Genesee Corp. Cl. B
                                (Regional brewer)                          $  2,183,074       $  2,248,250
	B	271,300	J & J Snack Foods Corp.*
                                (Soft pretzels and other snack foods)         3,031,424          2,984,300
	B	169,600	Northland Cranberries, Inc. Cl. A
                                (Cranberry grower)                              919,220          3,773,600
	B-	192,925	Rykoff-Sexton, Inc.
                                (Foodservice product distribution)            3,020,587          2,797,412
	NR	250,450	Sanderson Farms, Inc.
                                (Chickens)                                    2,561,070          3,975,894
	NR	392,500	Stokely USA Inc.*
                                (Canned and frozen vegetables)                2,183,117            760,469
	NR	163,600	U.S. Can Corp.
                                        (Metal containers)                    2,670,036          2,719,850
                                                                             16,568,528         19,259,775

ENERGY - 6.26%
	NR	165,200	American Oilfield Divers Inc.*
                                (Undersea construction and maintenance)       1,470,766          2,147,600
	NR	383,700	Matrix Service Co.*
                                (Petroleum refining maintenance)              1,787,208          2,254,238
	B-	204,500	McFarland Energy, Inc.*
                                (Oil exploration)                             1,651,364          2,249,500
        NR       96,500 Petroleum Helicopters, Inc.
				(non-voting) (Gulf of Mexico helicopter
                                transportation)                               1,009,845          1,604,313
        NR       78,700 Petroleum Helicopters, Inc.
				(voting) (Gulf of Mexico helicopter
                                transportation)                                 928,534          1,455,950
	B+	152,800	World Fuel Services Corp.
                                (Aviation fueling services)                   1,399,993          2,922,300
                                                                              8,247,710         12,633,901

FINANCIAL - 6.25%
	B	195,300	AVEMCO Corp.
                                (Private aircraft insurance)                  3,364,559          3,027,150
        A-       76,500 Gallagher (Arthur J.) & Co.
                                (Insurance brokerage and risk management)     1,551,378          2,352,375
	B	188,200	NYMAGIC, Inc.
                                (Ocean and inland marine insurance)        $  3,853,010       $  3,387,600
        NR       63,900 Trans Financial, Inc.
                                (Kentucky and Tennessee bank)                 1,236,992          1,365,863
        NR       70,800 Vermont Financial Services Corp.
                                (Vermont bank holding company)                1,518,412          2,495,700
                                                                             11,524,351         12,628,688

HEALTH CARE - 2.79%
	NR	159,700	Morrison Health Care, Inc.
                                (Hospital food and nutrition)                 1,906,738          2,275,725
	NR	254,900	Sullivan Dental Products, Inc.
                                (Dental supply distributor)                   2,690,646          3,345,562
                                                                              4,597,384          5,621,287

MISCELLANEOUS - 3.45%
	NR	166,300	Alltrista Corp.*
                                (Consumer and industrial products)            2,489,299          4,199,075
	B+	386,483	Jason Inc.*
                                (Nonwoven auto padding)                         558,317          2,753,691
                                                                              3,047,616          6,952,766
TECHNOLOGY - 11.20%
	NR	127,800	CATS Software, Inc.*
                                (Financial risk management software)            702,292            591,075
	B+	148,900	CEM Corp.*
                                (Laboratory microwave ovens)                  1,588,770          1,265,650
        B        77,800 CSP Inc.*
                                (Special purpose computers)                     737,776            671,025
	NR	159,700	ESCO Electronics Corp.
                                (Defense products and systems)                  871,318          1,557,075
        B        57,300 Fluke Corp.
                                (Electronic test and measurement equipment)   1,405,451          2,471,062
	B+	129,500	Landauer Inc.
                                (Personal radiation exposure monitoring)   $  2,150,388       $  2,703,313
	B+	171,900	New England Business Service, Inc.
                                (Business forms)                              3,111,436          3,330,563
	NR	131,200	Nichols Research Corp.*
                                (Technical and engineering services)          1,040,458          3,214,400
	B	281,700	Norstan, Inc.*
                                (Telecommunications equipment)                1,692,189          4,507,200
	NR	231,800	Viewlogic Systems Inc.*
                                (Computer-aided engineering software)         2,619,552          2,289,025
                                                                             15,919,630         22,600,388
TRANSPORTATION & SERVICES - 3.93%
	A	182,600	ABM Industries, Inc.
                                (Building maintenance services)               1,314,346          3,149,850
	B+	139,500	International Shipholding Corp.
                                (Ocean and river freight transportation)      1,914,838          2,458,687
	B+	137,000	Sea Containers Ltd. Cl. A
                                (Marine container leasing)                    2,551,199          2,123,500
        B+       12,000 Sea Containers Ltd. Cl. B
                                (Marine container leasing)                      218,970            190,500
                                                                              5,999,353          7,922,537

TOTAL COMMON STOCKS - 92.59%                                                148,366,956        186,833,618

                                                                                              MARKET VALUE
FACE AMOUNT       DESCRIPTION                                              COST               (NOTE 1-A)
SHORT-TERM CORPORATE NOTE - 0.99%
$2,000,000 Sears Roebuck Acceptance Corp.,
             5.28%, due December 4, 1996                                   $  2,000,000       $  2,000,000

REPURCHASE AGREEMENT - 2.87%
 5,790,000 UMB Bank, n.a.,
             5.30%, due December 2, 1996
             (Collateralized by
             $5,708,737 U.S. Treasury Notes,
             5.125%, due June 30, 1998)                                       5,790,000          5,790,000

TOTAL INVESTMENTS - 96.45%                                                 $156,156,956       $194,623,618



Other assets less liabilities - 3.55%                                                            7,155,977


TOTAL NET ASSETS - 100.00%
	(equivalent to $18.51 per share; 20,000,000 shares of
	$1.00 par value capital shares authorized;
        10,900,792 shares outstanding)                                                        $201,779,595

For federal income tax purposes, the identified cost of investments owned at
 November 30, 1996, was $156,156,956.
Net unrealized appreciation for federal income tax purposes was $38,466,662, which is comprised of unrealized appreciation of $53,340,549 and unrealized depreciation of $14,873,887.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1996

ASSETS:
  Investments in securities:
    Common stocks, at market value (identified cost $148,366,956) $186,833,618 Short-term corporate note, at cost - approximates market value 2,000,000
    Repurchase agreement, at cost - approximates market value        5,790,000
      Total investments                                            194,623,618

  Cash                                                               2,319,789
  Dividends receivable                                                  43,780
  Interest receivable                                                    5,002
  Receivable for investments sold                                    4,787,406
      Total assets                                                 201,779,595
NET ASSETS                                                        $201,779,595

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                     $130,770,359
  Accumulated undistributed income:
    Undistributed net investment income                              1,029,470
    Undistributed net realized gain on investment transactions      31,513,104
  Net unrealized appreciation in value of investments               38,466,662
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                       $201,779,595

Capital shares, $1.00 par value
  Authorized                                                        20,000,000

  Outstanding                                                       10,900,792

NET ASSET VALUE PER SHARE                                              $ 18.51

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1996

INVESTMENT INCOME:
  Income:
    Dividends                                                     $  2,589,581
    Interest                                                           424,708
                                                                     3,014,289
  Expenses (Note 2):
    Management fees                                                  2,248,503
    Registration fees and expenses                                      23,285
                                                                     2,271,788
      Net investment income (Note 1-B)                                 742,501

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions (excluding
    maturities of short-term commercial notes and
    repurchase agreements):
    Proceeds from sales of investments                              90,546,824
    Cost of investments sold                                        59,025,049
      Net realized gain from investment transactions                31,521,775

  Unrealized appreciation of investments:
    Beginning of year                                               32,684,553
    End of year                                                     38,466,662
      Unrealized appreciation of investments during the year         5,782,109
      Net gain on investments                                       37,303,884
      Increase in net assets resulting from operations            $ 38,046,385

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1996

                                                                  1996                1995
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                           $    742,501        $  1,325,452
  Net realized gain from investment transactions                    31,521,775          21,395,854
  Unrealized appreciation of investments during the year             5,782,109           7,252,838
    Net increase in net assets resulting from operations            38,046,385          29,974,144
Net equalization included in the price of shares issued
  and redeemed                                                       (157,879)           (138,066)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                            (1,319,193)           (425,295)
  Net realized gain from investment transactions                  (21,392,199)        (19,094,377)
    Total distributions to shareholders                           (22,711,392)        (19,519,672)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                         13,034,598          11,779,300
  Net asset value of shares issued for
    reinvestment of distributions                                   21,744,139          18,718,813
                                                                    34,778,737          30,498,113
  Cost of shares repurchased                                      (50,016,203)        (27,335,768)
    Net increase (decrease) from
      capital share transactions                                  (15,237,466)           3,162,345
      Total increase (decrease) in net assets                         (60,352)          13,478,751

NET ASSETS:
  Beginning of year                                                201,839,947         188,361,196
  End of year (including undistributed net investment income
    of $1,029,470 in 1996 and $1,770,193 in 1995)                 $201,779,595        $201,839,947

*Shares issued and repurchased:
  Number of shares sold                                                759,602             739,581
  Number of shares issued for reinvestment of distributions          1,403,753           1,258,831
                                                                     2,163,355           1,998,412
  Number of shares repurchased                                     (2,898,376)         (1,683,462)
    Net increase (decrease)                                          (735,021)             314,950

**Distributions to shareholders:
    Income dividends per share                                        $  .1137            $  .0377
    Capital gains distribution per share                              $ 1.8433            $ 1.6949

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $17,509,328 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1996 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$  47,931,962
        Proceeds from sales        90,546,824

FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

<CATPION>
                                                                  Years Ended November 30,
</CATPION>                                              1996      1995      1994      1993      1992
Net asset value, beginning of year                      $ 17.35   $ 16.64   $ 17.20   $ 17.04   $ 13.94

  Income from investment operations:
    Net investment income                               .057      .101      .032      .057      .081
    Net gains or losses on securities
      (both realized and unrealized)                    3.060     2.342     .569      2.520     3.862
  Total from investment operations                      3.117     2.443     .601      2.577     3.943

  Less distributions:
    Dividends from net investment income                (.114)    (.038)    (.054)    (.087)    (.079)
    Distributions from capital gains                    (1.843)   (1.695)   (1.107)   (2.330)   (.764)
  Total distributions                                   (1.957)   (1.733)   (1.161)   (2.417)   (.843)

Net asset value, end of year                            $ 18.51   $ 17.35   $ 16.64   $ 17.20   $ 17.04

Total return                                            20.17%    16.42%    3.70%     17.25%    29.85%


Ratios/Supplemental Data

Net assets, end of year (in millions)                   $ 202     $ 202     $ 188     $ 217     $ 178
Ratio of expenses to average net assets                 1.08%     1.09%     1.08%     1.09%     1.11%
Ratio of net investment income to average net assets    .35%      .67%      .22%      .33%      .57%
Portfolio turnover rate                                 24%       13%       15%       17%       28%
*Average commission paid per equity share traded        $ .0419   -         -         -         -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Babson Enterprise Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund, Inc., as of November 30, 1996, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Enterprise Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Kansas City, Missouri
December 27, 1996


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


BOARD OF DIRECTORS

Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS

Larry D. Armel
  President
P. Bradley Adams
  Vice President & Treasurer
Elizabeth L. Allwood
  Vice President
Michael A. Brummel
  Vice President
Martin A. Cramer
  Vice President & Secretary
Constance E. Martin
  Vice President
Peter C. Schliemann
Vice President - Portfolio


INVESTMENT COUNSEL

David L. Babson & Co. Inc.
Cambridge, Massachusetts

INDEPENDENT AUDITORS

Ernst & Young, LLP
Kansas City, Missouri

LEGAL COUNSEL

Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania

John G. Dyer
Kansas City, Missouri

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri


EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund

* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com